MERRILL LYNCH
FLORIDA MUNICIPAL
BOND FUND









FUND LOGO









Semi-Annual Report

January 31, 1996




Officers and Trustees
Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863















This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Florida
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011



TO OUR SHAREHOLDERS


Although the partial shutdown of the US Government curtailed the release of most economic data in the latter part of the six-month period ended January 31, 1996, it was nonetheless apparent that gross domestic product (GDP) growth was losing momentum. Consumer spending is barely growing, the industrial sector is at a virtual standstill and, despite lower mortgage rates, there is little or no pick-up in housing activity. With inflationary pressures subdued, the Federal Reserve Board responded to the slowing economy by continuing to modestly lower short-term interest rates. Historically, it has taken some time for shifts in monetary policy to have an impact on economic growth. Therefore, the Federal Reserve Board's gradual shift to lowering interest rates, which began early last year, may not be reflected in a pick-up in real economic growth until later this year.

The impasse between the Clinton Administration and Congress over the Federal budget continues, although both sides have made concessions since the debate began. It appears that investors are currently focusing on the progress that has been made rather than on the differences that remain. Initially, President Clinton proposed deficits of about $190 billion annually through fiscal year 2002, but now proposes balanced budgets, as do the Republicans. Current indications are that a piecemeal budget accord is the most likely outcome. Even without the proposed policy changes, it appears that the US Federal budget deficit would remain stable at about 2% of GDP for the rest of the decade. This would be far better than is the case for most Group of Seven industrial nations, and for the United States would represent a great improvement over the last 15 years. Although this may fall short of investors' best expectations, it appears that the Federal budget debate over the past year has resulted in a trend toward a more conservative fiscal policy.

The Municipal Market
The municipal bond market rallied strongly during the six months ended January 31, 1996. Long-term, tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined over 65 basis points (0.65%) to end the January period at 5.69%. Continued weak economic conditions coupled with low inflation fostered a very positive environment for almost all fixed-income investments during the last three months of 1995. Long-term US Treasury bond yields also declined approximately 65 basis points to 6.00% by January 31, 1996. Both US Treasury and long-term tax-exempt bond yields are near their lowest levels in the past two years.

The municipal bond market had to contend with a number of difficulties for much of 1995. Various tax reform proposals have made the future tax advantage of municipal bonds uncertain. This has, at a minimum, reduced the overall demand for tax-exempt securities. At the same time, as municipal bond yields declined, tax-exempt authorities have rushed to issue debt at near historic low yield levels. During the six-month period ended January 31, 1996, approximately $90 billion in municipal securities were underwritten, an increase of over 30% compared to the same period last year. However, as early 1995 issuance was significantly reduced, the last 12 months issuance of approximately $160 billion remained the same as that issued a year earlier. Tax-exempt bond yields declined throughout the six months ended January 31, 1996, despite investor uncertainty and increased supply pressures.

It is likely that the municipal market will regain much of the technical support it enjoyed earlier in 1995. 1995 issuance remained significantly below levels underwritten in 1993, when over $290 billion in long-term tax-exempt securities were issued. Also, municipal investors received over $25 billion in bond maturities, coupon income and early redemptions on January 1, 1996. This $25 billion is almost twice the average monthly issuance for 1995. The amount of outstanding municipal securities will continue to decline throughout 1996 and into early 1997. As the uncertainties surrounding proposed tax reforms are resolved in 1996, the tax-exempt bond market's renewed technical position should provide support to municipal bond prices.

Many of the features that made tax-exempt products attractive to investors last year are still in place. Long-term, A-rated municipal revenue bonds continue to yield well over 90% of comparable US Treasury bond yields. Historically, analysts have considered yields in excess of 82% attractive for long-term investors. For example, currently available tax-exempt bond yields generate taxable equivalent yields in excess of 8.50% for an investor in the 36% Federal income tax bracket. While the uncertainties regarding potential changes in current tax law remain, it appears that, at current price levels, bond investors have discounted at least some of the uncertainty.

Looking ahead, it may be unreasonable to expect to duplicate the double-digit returns produced by most tax-exempt issues in 1995, given current municipal bond yields. Municipal bond yields would have to decline to levels not seen since the 1960s in order to generate such significant returns in the coming years. While the current economic environment may still justify additional declines in interest rates, it may be prudent to expect some period of consolidation before the interest rate decline resumes. Tax-exempt bond market performance in 1996 is likely to be generated more by enhancing current income and limiting credit risk than by significant interest rate declines.

Portfolio Strategy
For the three-month period ended January 31, 1996, the Fund continued to participate in the bond market rally. We still maintain the very constructive outlook for bonds we adopted in 1995.

During the past several months, investors were very bullish toward the bond market even after an impressive rally caused some investors to become somewhat cautious. The ongoing debate in Washington over the Federal budget, the recent sharp rise in the price of various commodities such as gas, grains and gold, and the discussions regarding a flat tax have overshadowed the fundamental weakness in the economy. We believe the slowing economy will prompt the Federal Reserve Board to ease monetary policy further, which would lead to higher bond prices.

We used some of the extreme market weakness in late 1995 to purchase attractive issues, and subsequently sold issues which we expected to underperform. In addition, we maintained our overweighting to interest rate-sensitive issues, which should continue to offer attractive total returns when investors refocus on the fundamentals of the economy and inflation.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Florida
Municipal Bond Fund, and we look forward to serving your investment needs and objectives in the months and years to come.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Vice President




(Robert A DiMella)
Robert A. DiMella
Portfolio Manager





March 5, 1996

We are pleased to announce that Robert A. DiMella, CFA is responsible for the day-to-day management of Merrill Lynch Florida Municipal Bond Fund. Mr. DiMella has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1995 as Assistant Vice President, and as Assistant Portfolio Manager thereof from 1993 to 1995. Prior thereto, he was Assistant Portfolio Manager with Prudential Investment Advisors from 1992 to 1993, and was a Research Assistant with Prudential Investment Corporation from 1989 to 1992.




PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years.

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results
                                                                               12 Month    3 Month
                                                1/31/96  10/31/95   1/31/95    % Change   % Change
Class A Shares*                                 $10.32    $10.06     $9.57      + 7.84%     +2.58%
Class B Shares*                                  10.32     10.05      9.57      + 7.84      +2.69
Class C Shares*                                  10.31     10.04      9.56      + 7.85      +2.69
Class D Shares*                                  10.31     10.04      9.56      + 7.85      +2.69
Class A Shares--Total Return*                                                   +13.74(1)   +3.91(2)
Class B Shares--Total Return*                                                   +13.17(3)   +3.88(4)
Class C Shares--Total Return*                                                   +13.06(5)   +3.86(6)
Class D Shares--Total Return*                                                   +13.63(7)   +3.99(8)
Class A Shares--Standardized 30-day Yield         4.71%
Class B Shares--Standardized 30-day Yield         4.40%
Class C Shares--Standardized 30-day Yield         4.30%
Class D Shares--Standardized 30-day Yield         4.61%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.533 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.132 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.483 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.119 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.471 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.116 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.522 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.129 per share ordinary income dividends.

Performance Summary--Class A Shares
                           Net Asset Value        Capital Gains
Period Covered          Beginning     Ending       Distributed          Dividends Paid*    % Change**
5/31/91-12/31/91         $10.00       $10.29           --                   $0.408          + 7.14%
1992                      10.29        10.37           --                    0.734          + 8.20
1993                      10.37        10.67         $0.157                  0.831          +12.69
1994                      10.67         9.31           --                    0.538          - 7.81
1995                       9.31        10.28           --                    0.533          +16.50
1/1/96-1/31/96            10.28        10.32           --                    0.030          + 0.78
                                                     ------                 ------
                                               Total $0.157           Total $3.074

                                                     Cumulative total return as of 1/31/96: +41.41%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.


Performance Summary--Class B Shares
                            Net Asset Value       Capital Gains
Period Covered          Beginning     Ending       Distributed         Dividends Paid*     % Change**
5/31/91-12/31/91         $10.00       $10.29           --                   $0.378          + 6.82%
1992                      10.29        10.37           --                    0.682          + 7.66
1993                      10.37        10.67         $0.157                  0.777          +12.12
1994                      10.67         9.31           --                    0.488          - 8.27
1995                       9.31        10.28           --                    0.483          +15.92
1/1/96-1/31/96            10.28        10.32           --                    0.027          + 0.76
                                                     ------                 ------
                                               Total $0.157           Total $2.835

                                                     Cumulative total return as of 1/31/96: +38.13%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance Summary--Class C Shares
                            Net Asset Value       Capital Gains
Period Covered           Beginning    Ending       Distributed         Dividends Paid*     % Change**
10/21/94-12/31/94        $ 9.48       $ 9.30           --                   $0.091           - 0.92%
1995                       9.30        10.27           --                    0.472           +15.80
1/1/96-1/31/96            10.27        10.31           --                    0.027           + 0.75
                                                                            ------
                                                                      Total $0.590

                                                      Cumulative total return as of 1/31/96: +15.60%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


PERFORMANCE DATA (concluded)


Performance Summary--Class D Shares
                            Net Asset Value       Capital Gains
Period Covered           Beginning    Ending       Distributed          Dividends Paid*    % Change**
10/21/94-12/31/94        $ 9.48       $ 9.29           --                   $0.101           - 0.92%
1995                       9.29        10.27           --                    0.522           +16.52
1/1/96-1/31/96            10.27        10.31           --                    0.030           + 0.78
                                                                            ------
                                                                      Total $0.653

                                                      Cumulative total return as of 1/31/96: +16.35%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.

Average Annual Total Return

                                     % Return Without  % Return With
                                        Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/95                       +16.50%        +11.84%
Inception (5/31/91)
through 12/31/95                          + 7.66         + 6.71

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 12/31/95                       +15.92%        +11.92%
Inception (5/31/91)
through 12/31/95                          + 7.12         + 7.12

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 12/31/95                       +15.80%        +14.80%
Inception (10/21/94)
through 12/31/95                          +12.20         +12.20

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without  % Return With
                                        Sales Charge   Sales Charge**
Class D Shares*

Year Ended 12/31/95                       +16.52%        +11.86%
Inception (10/21/94)
through 12/31/95                          +12.78         + 8.99

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Florida Municipal Bond
Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT        Alternative Minimum Tax (subject to)
DATES      Daily Adjustable Tax-Exempt Securities
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
INFLOS     Inverse Floating Rate Municipal Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
S/F        Single-Family
UT         Unlimited Tax
VRDN       Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P      Moody's       Face                                                                                       Value
Ratings  Ratings      Amount                                Issue                                               (Note 1a)

Florida--98.4%
AAA      Aaa        $ 1,095   Altamonte Springs, Florida, Health Facilities Authority, Hospital
                              Revenue Bonds (Adventist Health Systems-Sunbelt), 7% due 10/01/2014               $  1,340

                              Brevard County, Florida, Health Facilities Authority Revenue Bonds
                              (Wuesthoff Memorial Hospital), Series B (c):
AAA      Aaa         10,750     7.20% due 4/01/2002 (j)                                                           12,613
AAA      Aaa          1,375     Refunding, 6.90% due 4/01/2002 (k)                                                 1,562

NR*      Aaa          5,000   Brevard County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT,
                              6.70% due 9/01/2027(f)                                                               5,183

                              Broward County, Florida, HFA, M/F Housing Revenue Refunding Bonds
                              (Lakeside Apartments Project) (i):
AAA      NR*          1,100     6.90% due 8/01/2015                                                                1,188
AAA      NR*          1,100     7% due 2/01/2025                                                                   1,185

AAA      Aaa         12,650   Charlotte County, Florida, Health Care Facilities Revenue Bonds
                              (Bon Secours Health System), RIB, 7.933% due 8/26/2027 (g)(h)                       13,472

A+       A1           6,215   Citrus County, Florida, PCR, Refunding (Florida Power
                              Corporation-Crystal River), Series A, 6.62% due 1/01/2027                            6,667

AAA      Aaa            900   Dade County, Florida, Aviation Revenue Bonds, AMT, Series B,  6.55%
                              due 10/01/2013 (c)                                                                     986

                              Dade County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT:
NR*      Aaa            170     Series B, 7.25% due 9/01/2023 (d)                                                    179
NR*      Aaa          4,100     Series C, 7.75% due 9/01/2022 (f)                                                  4,355

                              Dade County, Florida, Professional Sports Franchise Facilities, Tax Revenue
                              Bonds (c)(l):
AAA      Aaa          2,560     5.95% due 10/01/2023                                                                 581
AAA      Aaa          2,660     5.95% due 10/01/2024                                                                 571
AAA      Aaa          7,660     5.95% due 10/01/2025                                                               1,557
AAA      Aaa          7,600     5.98% due 10/01/2027                                                               1,384

                              Dade County, Florida, Seaport, GO, UT:
AAA      Aaa         10,000     6.50% due 10/01/2001 (b)(j)                                                       11,281
AAA      Aaa          5,120     Refunding, 5.125% due 10/01/2026 (c)                                               4,954

AAA      Aaa         12,000   Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds
                              (Multi-County Program), AMT, 7% due 4/01/2028 (d)                                   12,924

                              Escambia County, Florida, PCR (Champion International Corporation Project):
BBB      Baa1        11,620     AMT, 6.90% due 8/01/2022                                                          12,539
BBB      Baa1         2,500     Refunding, 6.95% due 11/01/2007                                                    2,717




SCHEDULE OF INVESTMENTS (continued)                                                                        (in Thousands)
S&P      Moody's       Face                                                                                        Value
Ratings  Ratings      Amount                                Issue                                               (Note 1a)

Florida (continued)
NR*      Aaa        $ 2,035   Florida HFA, Home Ownership Revenue Bonds, AMT, Series G-1,
                              7.90% due 3/01/2022 (f)                                                           $  2,148

AAA      Aaa         10,420   Florida HFA (Maitland Club Apartments), AMT, Series B-1, 7% due
                              2/01/2035 (b)                                                                       11,259

                              Florida State Board of Education, Capital Outlay, Public Education:
AA       Aa           9,595     Refunding, Series A, 7.25% due 6/01/2023                                          10,761
AAA      Aaa          4,200     Refunding, Series D, 4.75% due 6/01/2018 (e)                                       3,915
AA       Aa          17,360     Refunding, Series D, 4.75% due 6/01/2022                                          15,965
AA       Aa           2,000     Refunding, Series E, 5% due 6/01/2020                                              1,908
AAA      Aa           5,000     Series B, 6.70% due 6/01/2001 (j)                                                  5,642
AA       Aa           1,300     Series B, 5.75% due 6/01/2015                                                      1,349
AA       Aa           4,465     Series 91-C, UT, 6.625% due 6/01/2002 (j)                                          5,080

AAA      Aaa          4,750   Florida State Division, Bond Finance Department, General Services
                              Revenue Bonds (Department of Natural Resource Preservation),
                              Series 2000-A, 6.75% due 7/01/2013 (b)                                               5,309

AAA      Aaa         10,000   Florida State Municipal Power Agency Revenue Bonds
                              (All Requirements Power Supply Project), 5.10% due 10/01/2025 (b)                    9,601

AA       Aa          10,500   Florida State Refunding (Dade County Road), UT, 5.30% due 7/01/2019                 10,430

AAA      Aaa          3,000   Florida State Turnpike Authority, Turnpike Revenue Refunding Bonds,
                              Series A, 5% due 7/01/2019 (e)                                                       2,853

A        A           10,505   Hillsborough County, Florida, Capital Improvement Revenue Bonds
                              (County Center Project), Second Series, 6.75% due 7/01/2002 (j)                     12,158

AA       Aa3          2,250   Hillsborough County, Florida, IDA, PCR, Refunding
                              (Tampa Electric Company Project), Series 91, 7.875% due 8/01/2021                    2,644

AAA      Aaa          2,750   Hillsborough County, Florida, Utility Revenue Refunding Bonds,
                              Series B, 6.50% due 8/01/2016 (c)                                                    3,012

AA       Aa1          1,375   Jacksonville Florida, Electric Authority, Revenue Refunding Bonds
                              (Saint John's River Power Park Systems), Issue 2, Series 5, 7% due 10/01/2009        1,521

AAA      Aaa          1,100   Lakeland, Florida, Electric and Water Revenue Bonds, 7% due 10/01/2010 (c)(l)          517

AAA      Aaa          2,000   Lee County, Florida, Hospital Board of Directors, Hospital Revenue INFLOS,
                              9.368% due 4/01/2020 (c)(h)                                                          2,310

AAA      Aaa          6,250   Lee County, Florida, Transportation Facilities Revenue Bonds, 5.75%
                              due 10/01/2027 (c)                                                                   6,442

                              Leesburg, Florida, Hospital Revenue Refunding Bonds
                              (Leesburg Regional Medical Center Project):
A-       Baa1         6,110     Series A, 6.125% due 7/01/2018                                                     6,217
A-       Baa1         1,515     Series B, 5.625% due 7/01/2013                                                     1,488
A-       Baa1         1,000     Series B, 5.70% due 7/01/2018                                                        978

AAA      Aaa          5,000   Manatee County, Florida, Public Utilities Revenue Refunding Bonds,
                              Series A-1, 5% due 10/01/2013 (c)                                                    4,891

AAA      Aaa          6,750   Miami, Florida, Special Obligation Revenue Bonds
                              (Administration Building Acquisition Project), 6% due 2/01/2025 (e)                  7,201

                              Orlando, Florida, Utilities Commission Water and Electric Revenue Bonds:
AA-      Aa          16,600     Refunding, Sub-Series A, 5% due 10/01/2020                                        15,808
AA-      Aa           5,000     RIB, 7.013% due 10/06/2017 (h)                                                     5,112




SCHEDULE OF INVESTMENTS (concluded)                                                                        (in Thousands)
S&P      Moody's       Face                                                                                        Value
Ratings  Ratings      Amount                                Issue                                               (Note 1a)

Florida (concluded)
AAA      Aaa        $ 3,230   Palm Bay, Florida, Utility Revenue Refunding Bonds (Palm Bay
                              Utility Corp. Project), 5% due 10/01/2019 (c)                                      $ 3,071

AAA      Aaa          2,080   Pasco County, Florida, Health Facilities Authority, Revenue Refunding
                              Bonds (Gross Adventist Health System-Sunbelt), 7% due 10/01/2014 (k)                 2,521

NR       Baa1           370   Pembroke Pines, Florida, Special Assessment Bonds, No. 94-1, 5.10% due
                              11/01/2000                                                                             374

A-1      VMIG1++      2,400   Pinellas County, Florida, Health Facilities Authority, Revenue
                              Refunding Bonds(Pooled Hospital Loan Program), DATES, 3.80% due 12/01/2015 (a)       2,400

NR*      Aaa            350   Polk County, Florida, HFA, Refunding, Series A, 7.15% due 9/01/2023 (f)                371

AAA      Aaa          5,500   Saint John's River, Florida, Water Management District, Revenue
                              Refunding Bonds(Land Acquisition), 5.125% due 7/01/2016 (g)                          5,380

                              Saint Lucie County, Florida, PCR, Refunding
                              (Florida Power and Light Co. Project), VRDN (a):
A1+      VMIG1++      1,000     3.75% due 1/01/2026                                                                1,000
A1+      VMIG1++      1,295     3.70% due 3/01/2027                                                                1,295

AA       NR*          1,000   Saint Lucie County, Florida, Special Assessment Revenue Bonds
                              (South Hutchinson Island), Asset Guaranty, 6.10% due 11/01/2020                      1,041

AAA      Aaa          2,500   Saint Petersburg, Florida, Health Facilities Authority Revenue Bonds
                              (Allegheny Health System), Series A, 7% due 12/01/2015 (c)                           2,835

AAA      Aaa          2,800   South Broward, Florida, Hospital District, Hospital Revenue Bonds,
                              RIB, Series C, 8.883% due 5/13/2021 (b)(h)                                           3,241

AAA      Aaa          1,475   Tampa, Florida, Allegheny Health System Revenue Bonds (Saint Joseph),
                              6.75% due 12/01/2017 (c)                                                             1,627

AAA      Aaa          1,500   Tampa, Florida, Water and Sewer Revenue Bonds (Sub-Lien), Series A,
                              7.75% due 10/01/2014 (b)                                                             1,662


Puerto Rico--0.4%

A1+      VMIG1++      1,000   Puerto Rico Commonwealth, Government Development Bank,
                              Refunding, VRDN, 2.85% due 12/01/2015 (a)                                            1,000

Total Investments (Cost--$262,295)--98.8%                                                                        281,575

Other Assets Less Liabilities--1.2%                                                                                3,519
                                                                                                                --------
Net Assets--100.0                                                                                               $285,094
                                                                                                                ========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1996.
(b)AMBAC Insured.
(c)MBIA Insured.
(d)FNMA and GNMA Collateralized.
(e)FGIC Insured.
(f)GNMA Collateralized.
(g)FSA Insured.
(h)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1996.
(i)FNMA Collateralized.
(j)Prerefunded.
(k)Escrowed to Maturity.
(l)Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements

FINANCIAL INFORMATION
Statement of Assets and Liabilities as of January 31, 1996
Assets:             Investments, at value (identified cost--$262,295,127) (Note 1a)                        $ 281,574,759
                    Cash                                                                                       2,888,138
                    Receivables:
                      Securities sold                                                     $   4,996,597
                      Interest                                                                4,165,879
                      Beneficial interest sold                                                  382,346        9,544,822
                                                                                          -------------
                    Deferred organization expenses (Note 1e)                                                      11,292
                    Prepaid registration fees and other assets (Note 1e)                                          19,602
                                                                                                           -------------
                    Total assets                                                                             294,038,613
                                                                                                           -------------

Liabilities:        Payables:
                      Securities purchased                                                    6,801,125
                      Beneficial interest redeemed                                            1,498,451
                      Dividends to shareholders (Note 1f)                                       330,837
                      Investment adviser (Note 2)                                               129,359
                      Distributor (Note 2)                                                       91,919        8,851,691
                                                                                          -------------
                    Accrued expenses and other liabilities                                                        92,904
                                                                                                           -------------
                    Total liabilities                                                                          8,944,595
                                                                                                           -------------

Net Assets:         Net assets                                                                             $ 285,094,018
                                                                                                           =============

Net Assets          Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:         number of shares authorized                                                            $     502,843
                    Class B Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                2,088,219
                    Class C Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                   36,899
                    Class D Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                  134,342
                    Paid-in capital in excess of par                                                         283,683,278
                    Accumulated realized capital losses on investments--net (Note 5)                         (20,631,195)
                    Unrealized appreciation on investments--net                                               19,279,632
                                                                                                           -------------
                    Net assets                                                                             $ 285,094,018
                                                                                                           =============

Net Asset Value:    Class A--Based on net assets of $51,904,526 and 5,028,430 shares
                    of beneficial interest outstanding                                                     $       10.32
                                                                                                           =============

                    Class B--Based on net assets of $215,540,829 and 20,882,187 shares
                    of beneficial interest outstanding                                                     $       10.32
                                                                                                           =============

                    Class C--Based on net assets of $3,802,653 and 368,990 shares
                    of beneficial interest outstanding                                                     $       10.31
                                                                                                           =============

                    Class D--Based on net assets of $13,846,010 and 1,343,419 shares
                    of beneficial interest outstanding                                                     $       10.31
                                                                                                           =============

                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)
Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                        January 31, 1996
Investment Income   Interest and amortization of premium and discount earned                               $   8,273,360
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                     $     762,601
                    Account maintenance and distribution fees--Class B (Note 2)                 526,657
                    Transfer agent fees--Class B (Note 2)                                        50,596
                    Professional fees                                                            37,022
                    Printing and shareholder reports                                             33,232
                    Accounting services (Note 2)                                                 33,232
                    Transfer agent fees--Class A (Note 2)                                        10,346
                    Custodian fees                                                                8,757
                    Account maintenance and distribution fees--Class C (Note 2)                   8,405
                    Trustees' fees and expenses                                                   6,523
                    Account maintenance fees--Class D (Note 2)                                    5,952
                    Amortization of organization expenses (Note 1e)                               5,625
                    Pricing fees                                                                  3,870
                    Registration fees (Note 1e)                                                   3,571
                    Transfer agent fees--Class D (Note 2)                                         2,359
                    Transfer agent fees--Class C (Note 2)                                           750
                    Other                                                                         3,590
                                                                                          -------------
                    Total expenses                                                                             1,503,088
                                                                                                           -------------
                    Investment income--net                                                                     6,770,272
                                                                                                           -------------

Realized &          Realized gain on investments--net                                                            897,678
Unrealized Gain on  Change in unrealized appreciation on investments--net                                     11,678,814
Investments--Net                                                                                           -------------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                   $  19,346,764
                                                                                                           =============


Statements of Changes in Net Assets
                                                                                            For the Six       For the
                                                                                            Months Ended     Year Ended
Increase(Decrease) in Net Assets:                                                         January 31, 1996  July 31, 1995
Operations:         Investment income--net                                                $   6,770,272    $  14,215,189
                    Realized gain (loss) on investments--net                                    897,678      (11,911,145)
                    Change in unrealized appreciation on investments--net                    11,678,814       10,368,332
                                                                                          -------------    -------------
                    Net increase in net assets resulting from operations                     19,346,764       12,672,376
                                                                                          -------------    -------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                (1,371,618)      (3,309,230)
(Note 1f):            Class B                                                                (5,026,016)     (10,622,460)
                      Class C                                                                   (65,045)         (32,884)
                      Class D                                                                  (307,593)        (250,615)
                                                                                          -------------    -------------
                    Net decrease in net assets resulting from dividends to shareholders      (6,770,272)     (14,215,189)
                                                                                          -------------    -------------

Beneficial Interest Net increase (decrease) in net assets derived from beneficial
Transactions        interest transactions                                                     4,217,726      (24,480,728)
(Note 4):                                                                                 -------------    -------------

Net Assets:         Total increase (decrease) in net assets                                  16,794,218      (26,023,541)
                    Beginning of period                                                     268,299,800      294,323,341
                                                                                          -------------    -------------
                    End of period                                                         $ 285,094,018    $ 268,299,800
                                                                                          =============    =============

                    See Notes to Financial Statements.

Financial Highlights
                                                                                            Class A
                                                                    For the
The following per share data and ratios have been derived         Six Months
from information provided in the financial statements.              Ended
                                                                  January 31,          For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                              1996         1995       1994       1993        1992
Per Share           Net asset value, beginning of period           $   9.86   $   9.88   $  10.78    $  10.66   $   9.99
Operating                                                          ========   ========   ========    ========   ========
Performance:        Investment income--net                              .27        .53        .55         .59        .66
                    Realized and unrealized gain (loss) on
                      investments--net                                  .46       (.02)      (.48)        .22        .68
                                                                   ========   ========   ========    ========   ========
                    Total from investment operations                    .73        .51        .07         .81       1.34
                                                                   ========   ========   ========    ========   ========
                    Less dividends and distributions:
                      Investment income--net                           (.27)      (.53)      (.55)       (.59)      (.66)
                      Realized gain on investments--net                  --         --         --        (.10)      (.01)
                      In excess of realized gain on
                      investments--net                                   --         --       (.42)         --         --
                                                                   ========   ========   ========    ========   ========
                    Total dividends and distributions                  (.27)      (.53)      (.97)       (.69)      (.67)
                                                                   ========   ========   ========    ========   ========
                    Net asset value, end of period                 $  10.32   $   9.86   $   9.88    $  10.78   $  10.66
                                                                   ========   ========   ========    ========   ========

Total Investment    Based on net asset value per share                7.44%+++   5.47%       .39%       7.98%     13.91%
Return:**                                                          ========   ========   ========    ========   ========

Ratios to           Expenses, net of reimbursement                     .69%*      .70%       .68%        .66%       .43%
Average                                                            ========   ========   ========    ========   ========
Net Asset           Expenses                                           .69%*      .70%       .68%        .69%       .76%
                                                                   ========   ========   ========    ========   ========
                    Investment income--net                            5.27%*     5.54%      5.23%       5.58%      6.39%
                                                                   ========   ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)       $ 51,904   $ 51,805   $ 69,409    $ 70,610   $ 49,806
Data:                                                              ========   ========   ========    ========   ========
                    Portfolio turnover                              104.49%    178.62%    205.94%     142.59%    102.36%
                                                                   ========   ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                         Class B
The following per share data and ratios have been derived          For the Six
from information provided in the financial statements.            Months Ended
                                                                   January 31,       For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                              1996       1995       1994        1993       1992
Per Share           Net asset value, beginning of period           $   9.86   $   9.88   $  10.78    $  10.66   $   9.99
Operating                                                          --------   --------   --------    --------   --------
Performance:        Investment income--net                              .24        .49        .49         .54        .61
                    Realized and unrealized gain (loss) on
                    investments--net                                    .46       (.02)      (.48)        .22        .68
                                                                   --------   --------   --------    --------   --------
                    Total from investment operations                    .70        .47        .01         .76       1.29
                                                                   --------   --------   --------    --------   --------
                    Less dividends and distributions:
                      Investment income--net                           (.24)      (.49)      (.49)       (.54)      (.61)
                      Realized gain on investments--net                  --         --         --        (.10)      (.01)
                      In excess of realized gain on
                      investments--net                                   --         --       (.42)         --         --
                                                                   --------   --------   --------    --------   --------
                    Total dividends and distributions                  (.24)      (.49)      (.91)       (.64)      (.62)
                                                                   ========   ========   ========    ========   ========
                    Net asset value, end of period                 $  10.32   $   9.86   $   9.88    $  10.78   $  10.66
                                                                   ========   ========   ========    ========   ========

Total Investment    Based on net asset value per share                7.17%+++   4.93%      (.11%)      7.44%     13.33%
Return:**                                                          ========   ========   ========    ========   ========

Ratios to           Expenses, net of reimbursement                    1.19%*     1.21%      1.18%       1.16%       .94%
Average                                                            ========   ========   ========    ========   ========
Net Assets:         Expenses                                          1.19%*     1.21%      1.18%       1.20%      1.26%
                                                                   ========   ========   ========    ========   ========
                    Investment income--net                            4.76%*     5.03%      4.73%       5.07%      5.87%
                                                                   ========   ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands).      $215,541   $205,362   $224,915    $213,840   $147,743
Data:                                                              ========   ========   ========    ========   ========
                    Portfolio turnover                              104.49%    178.62%    205.94%     142.59%    102.36%
                                                                   ========   ========   ========    ========   ========

                                                                                 Class C                 Class D
                                                                                       For the                  For the
                                                                          For the      Period      For the      Period
The following per share data and ratios have been derived                Six Months    Oct. 21,   Six Months    Oct. 21,
from information provided in the financial statements.                     Ended      1994++ to     Ended      1994++ to
                                                                         January 31,   July 31,    January 31,  July 31,
Increase (Decrease) in Net Asset Value:                                     1996        1995         1996         1995
Per Share           Net asset value, beginning of period                  $   9.85    $   9.48     $   9.85     $   9.48
Operating                                                                 --------    --------     --------     --------
Performance:        Investment income--net                                     .24         .37          .26          .40
                    Realized and unrealized gain on investments--net           .46         .37          .46          .37
                                                                          --------    --------     --------     --------
                    Total from investment operations                           .70         .74          .72          .77
                                                                          --------    --------     --------     --------
                    Less dividends from investment income--net                (.24)       (.37)        (.26)        (.40)
                                                                          --------    --------     --------     --------
                    Net asset value, end of period                        $  10.31    $   9.85     $  10.31     $   9.85
                                                                          ========    ========     ========     ========

Total Investment    Based on net asset value per share                       7.12%+++    7.92%+++     7.39%+++     8.34%+++
Return:**                                                                 ========    ========     ========     ========

Ratios to           Expenses, net of reimbursement                           1.30%*      1.33%*        .78%*        .81%*
Average Net                                                               ========    ========     ========     ========
Assets:             Expenses                                                 1.30%*      1.33%*        .78%*        .81%*
                                                                          ========    ========     ========     ========
                    Investment income--net                                   4.63%*      4.84%*       5.15%*       5.39%*
                                                                          ========    ========     ========     ========

Supplemental        Net assets, end of period (in thousands)              $  3,803    $  1,954     $ 13,846     $  9,179
Data:                                                                     ========    ========     ========     ========
                    Portfolio turnover                                     104.49%     178.62%      104.49%      178.62%
                                                                          ========    ========     ========     ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Florida Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class
B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contractor if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.


NOTES TO FINANCIAL STATEMENTS (concluded)

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

Pursuant to distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                           Account      Distribution
                                       Maintenance Fee      Fee

Class B                                     0.25%          0.25%
Class C                                     0.25%          0.35%
Class D                                     0.10%            --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1996, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                         MLFD         MLPF&S

Class A                                $  826         $8,767
Class D                                $1,136         $6,983


For the six months ended January 31, 1996, MLPF&S received contingent deferred sales charges of $149,851 and $200 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1996 were $270,490,082 and $278,236,275, respectively.

Net realized and unrealized gains (losses) as of January 31, 1996 were as follows:


                                     Realized
                                      Gains        Unrealized
                                     (Losses)        Gains

Long-term investments               $1,354,503    $19,279,632
Short-term investments                  (8,509)        --
Financial futures contracts           (448,316)        --
                                    ----------    -----------
Total                              $   897,678    $19,279,632
                                   ===========    ===========


As of January 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $19,279,632, of which $19,408,926 related to appreciated securities and $129,294 related to depreciated securities. The aggregate cost of investments at January 31, 1996 for Federal income tax purposes was $262,295,127.

4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions was $4,217,726 and ($24,480,728) for the six months ended January 31, 1996 and the year ended July 31, 1995, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Six                           Dollar
Months Ended Jan. 31, 1996            Shares         Amount

Shares sold                           271,319     $ 2,731,781
Shares issued to shareholders
in reinvestment of dividends           53,627          39,436
                                  -----------     -----------
Total issued                          324,946       3,271,217
Shares redeemed                      (548,973)     (5,527,439)
                                  -----------     -----------
Net decrease                         (224,027)    $(2,256,222)
                                  ===========     ===========

Class A Shares for the Year                          Dollar
Ended July 31, 1995                   Shares         Amount

Shares sold                           540,960    $  5,182,662
Shares issued to shareholders
in reinvestment of dividends          123,647       1,190,042
                                 ------------    ------------
Total issued                          664,607       6,372,704
Shares redeemed                    (2,436,216)    (23,406,816)
                                 ------------    ------------
Net decrease                       (1,771,609)   $(17,034,112)
                                 ============    ============



Class B Shares for the Six                           Dollar
Months Ended Jan. 31, 1996            Shares         Amount

Shares sold                         2,419,684    $ 24,456,344
Shares issued to shareholders
in reinvestment of dividends          177,581       1,785,891
                                 ------------    ------------
Total issued                        2,597,265      26,242,235
Automatic conversion
of shares                             (39,618)       (400,982)
Shares redeemed                    (2,497,720)    (25,193,439)
                                 ------------    ------------
Net increase                           59,927    $    647,814
                                 ============    ============



Class B Shares for the Year                          Dollar
Ended July 31, 1995                   Shares         Amount

Shares sold                         5,042,475    $ 48,506,180
Shares issued to shareholders
in reinvestment of dividends          400,758       3,861,073
                                 ------------    ------------
Total issued                        5,443,233      52,367,253
Automatic conversion
of shares                              (1,549)        (15,028)
Shares redeemed                    (7,380,937)    (70,478,198)
                                 ------------    ------------
Net decrease                       (1,939,253)   $(18,125,973)
                                 ============    ============

Class C Shares for the Six                           Dollar
Months Ended Jan. 31, 1996            Shares         Amount

Shares sold                           218,708    $  2,205,025
Shares issued to shareholders
in reinvestment of dividends            4,134          41,679
                                 ------------    ------------
Total issued                          222,842       2,246,704
Shares redeemed                       (52,279)       (525,609)
                                 ------------    ------------
Net increase                          170,563    $  1,721,095
                                 ============    ============



Class C Shares for the Period                        Dollar
Oct. 21, 1994++ to July 31, 1995      Shares         Amount

Shares sold                           289,304    $  2,806,834
Shares issued to shareholders
in reinvestmentof dividends             2,202          21,704
                                 ------------    ------------
Total issued                          291,506       2,828,538
Shares redeemed                       (93,079)       (901,207)
                                 ------------    ------------
Net increase                          198,427    $  1,927,331
                                 ============    ============

[FN]
++Commencement of Operations.


Class D Shares for the Six                           Dollar
Months Ended Jan. 31, 1996            Shares         Amount

Shares sold                           596,386    $  6,008,639
Automatic conversion
of shares                              39,697         400,982
Shares issued to shareholders
in reinvestment of dividends           14,537         145,909
                                 ------------    ------------
Total issued                          650,620       6,555,530
Shares redeemed                      (239,331)     (2,450,491)
                                 ------------    ------------
Net increase                          411,289    $  4,105,039
                                 ============    ============

Class D Shares for the Period                        Dollar
Oct. 21, 1994++ to July 31, 1995      Shares         Amount

Shares sold                         1,094,228    $ 10,298,028
Automatic conversion
of shares                               1,552          15,028
Shares issued to shareholders
in reinvestment of dividends           12,922         127,107
                                 ------------    ------------
Total issued                        1,108,702      10,440,163
Shares redeemed                      (176,572)     (1,688,137)
                                 ------------    ------------
Net increase                          932,130    $  8,752,026
                                 ============    ============


[FN]
++Commencement of Operations.

5. Capital Loss Carryforward:
At July 31, 1995, the Fund had a net capital loss carryforward of approximately $18,834,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.